UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: November 19, 2004

QLT INC.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-17082 (I.R.S. Employer Identification No.)	N/A (Commission File Number)

887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5
(Address of Principal Executive Offices) (Zip Code)

(604) 707-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

     On November 19, 2004, QLT Inc. (“QLT”) completed its merger with Atrix Laboratories, Inc. (“Atrix”), a bio-pharmaceutical company focused on advanced drug delivery. Pursuant to the Agreement and Plan of Merger, dated as of June 14, 2004 (the “Merger Agreement”), among QLT, Aspen Acquisition Corp, a wholly owned subsidiary of QLT, and Atrix, Aspen Acquisition Corp. was merged (the “Merger”) with and into Atrix, following which Atrix merged with and into another wholly owned subsidiary of QLT. The surviving company in this second merger is continuing as a wholly owned subsidiary of QLT. Upon completion of the Merger, each outstanding share of Atrix common stock was converted into the right to receive one QLT common share and $14.61 in cash.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective November 19, 2004 the Board of Directors of QLT appointed Mr. Richard R. Vietor and Dr. George J. Vuturo to the Board of Directors of QLT. The appointments were made in accordance with Section 6.15 of the Merger Agreement. As non-employee directors, Mr. Vietor and Dr. Vuturo will receive an annual retainer of U.S. $25,000, a fee for each meeting attended of U.S. $2,000 and expense reimbursement. It is expected that Mr. Vietor and Dr. Vuturo will also be granted an option to purchase QLT common shares in early 2005. The terms of the grant will be determined at the time of grant.

ITEM 9.01 Financial Statements and Exhibits.

(a) Exhibits

     Atrix’s audited consolidated balance sheets as of December 31, 2002 and 2003, audited consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2003, the accompanying notes and the Independent Auditors’ Report are incorporated herein by reference to Atrix’s Annual Report on Form 10-K for the year ended December 31, 2003.

     Atrix’s unaudited consolidated balance sheets as of September 30, 2004 and December 31, 2003, unaudited consolidated statements of operations for the three and nine months ended September 30, 2004, unaudited statements of cash flows for the nine months ended September 30, 2003 and 2004 and the accompanying notes are incorporated herein by reference to Atrix’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

(b) Pro Forma Financial Information

     QLT’s unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2004 and the year ended December 31, 2003, unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 and the accompanying notes are incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by QLT with the SEC on October 14, 2004.

(c) Exhibits

2.1	Agreement and Plan of Merger, dated as of June 14, 2004, by and among QLT Inc., Aspen Acquisition Corp. and Atrix Laboratories, Inc. (incorporated herein by reference to Annex A to the Registration Statement on Form S-4 filed by QLT on July 13, 2004)
23.1	Consent of Deloitte & Touche LLP
99.1	Atrix’s audited consolidated balance sheets as of December 31, 2002 and 2003, audited consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2003, the accompanying notes and the Independent Auditors’ Report (incorporated herein by reference to Atrix’s Annual Report on Form 10-K for the year ended December 31, 2003)
99.2	Atrix’s unaudited consolidated balance sheets as of September 30, 2004 and December 31, 2003, unaudited consolidated statements of operations for the three and nine months ended September 30, 2004, unaudited statements of cash flows for nine months ended September 30, 2003 and 2004 and the accompanying notes (incorporated herein by reference to Atrix’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004)
99.3	QLT’s unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2004 and the year ended December 31, 2003, unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 and the accompanying notes (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by QLT with the SEC on October 14, 2004)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC. (Registrant)
By:	/s/ Michael J. Doty
Michael J. Doty
Senior Vice President and Chief Financial Officer

Dated: November 22, 2004

EXHIBIT INDEX

Exhibit
No.	Description
2.1	Agreement and Plan of Merger, dated as of June 14, 2004, by and among QLT Inc., Aspen Acquisition Corp. and Atrix Laboratories, Inc. (incorporated herein by reference to Annex A to the Registration Statement on Form S-4 filed by QLT on July 13, 2004)
23.1	Consent of Deloitte & Touche LLP
99.1	Atrix’s audited consolidated balance sheets as of December 31, 2002 and 2003, audited consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2003, the accompanying notes and the Independent Auditors’ Report (incorporated herein by reference to Atrix’s Annual Report on Form 10-K for the year ended December 31, 2003)
99.2	Atrix’s unaudited consolidated balance sheets as of September 30, 2004 and December 31, 2003, unaudited consolidated statements of operations for the three and nine months ended September 30, 2004, unaudited statements of cash flows for nine months ended September 30, 2003 and 2004 and the accompanying notes (incorporated herein by reference to Atrix’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2004)
99.3	QLT’s unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2004 and the year ended December 31, 2003, unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 and the accompanying notes (incorporated herein by reference to the joint proxy statement/prospectus in the Registration Statement on Form S-4/A filed by QLT with the SEC on October 14, 2004)